UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                        --------------------------------
                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 2005
                             -----------------------
                         PRG-SCHULTZ INTERNATIONAL, INC.
             (Exact name of registrant as specified in its charter)
                            -------------------------

            GEORGIA                      000-28000                       58-2213805
       --------------                  --------------                ------------------
(State or Other Jurisdiction       (Commission File Number)          (IRS Employer
        of Incorporation)                                            Identification No.)

          600 GALLERIA PARKWAY, SUITE 100, ATLANTA, GEORGIA 30339-5949
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               (Address of principal executive office) (zip code)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (770) 779-3900
          -------------------------------------------------------------
         (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT

As part of the Registrant's expense restructuring effort, on September 2, 2005, the Registrant and its subsidiary, PRG-Schultz USA, Inc. (the "Employer"), eliminated the position of Executive Vice President - International. The elimination of that position resulted in the termination of employment without cause for Mr. Richard J. Bacon effective October 2, 2005. Because Mr. Bacon is a Named Executive Officer as defined in Regulation S-K, Item 402(a)(3), the termination of his employment, results in a termination of material provisions of two material definitive agreements: Mr. Bacon's employment offer letter agreement with the Employer, dated July 9, 2003, as amended and the Change in Control and Restrictive Covenant Agreement between Mr. Bacon and the Registrant and the Employer, dated February 15, 2005 (the "Material Definitive Agreements").

By terminating Mr. Bacon's employment, the Employer could incur material early termination penalties relating to severance payments and relocation expenses. Under the Material Definitive Agreements, Mr. Bacon would be entitled to receive severance payments equal to one year's salary of approximately $325,000 upon the execution of a release agreement with PRG-Schultz USA, Inc and reimbursement of relocation expenses in accordance with the Employer's relocation policies to a limit of $60,000. The Employer will recognize these expenses during the third quarter ending September 30, 2005.


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, PRG-Schultz International, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PRG-SCHULTZ INTERNATIONAL, INC.

Date:  September 9, 2005                By:   /s/ Clinton McKellar
                                            -----------------------------------
                                            Clinton McKellar, Jr.
                                            General Counsel and Secretary


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